Right-of-Use Assets	12 Months Ended
Dec. 31, 2019
Disclosure Of Quantitative Information About Rightofuse Assets [Abstract]
Right-of-Use Assets
12	Right-of-use assets

The carrying amounts of right-of-use assets are as below:

	Buildings	Others	Total
	RMB’million	RMB’million	RMB’million
Upon adoption of IFRS 16 as at January 1, 2019 (Note 2.2)	100	-	100
Inception of new leases	89	20	109
Depreciation charge	(53)	(8)	(61)
Net book amount at December 31, 2019	136	12	148

During the year ended December 31, 2019, Interest expense of RMB7 million arising from lease liabilities was included in finance costs. Expense related to short-term leases of RMB201 million and RMB26 million were included in cost of revenues and expenses, respectively.

The total cash outflow in financing activities for leases in 2019 was RMB63 million, including principal elements of lease payments of approximately RMB56 million and related interest paid of approximately RMB7 million, respectively.

The Group considered the lease as a single transaction in which the asset and liability are integrally linked and no net temporary difference at inception. As at December 31, 2019, net temporary difference arose on settlement of the liability and the amortization of the leased asset on which deferred tax was immaterial.

During the year ended December 31, 2019, the lease of low value were immaterial and there were no lease with variable lease payment.